Capstead Mortgage Corporation                                      EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-MAR-97

Deal Reference                                            93-2A               93-2B               93-2C                93-2D
                                                     --------------      --------------      ---------------      --------------
Beginning Security Balance                           $65,150,246.28      $66,682,712.00      $130,298,176.11      $91,742,280.16
  Loans Repurchased                                               -                   -                    -                  -
  Scheduled Principal Distribution                        65,028.28           65,008.77           142,463.20          483,921.96
  Additional Principal Distribution                       16,532.10              888.52            40,764.71          222,603.92
  Liquidations Distribution                              467,823.38        1,881,688.80         1,119,701.60          680,055.07
  Accelerated Prepayments                                         -                   -                    -                  -
  Adjustments (Cash)                                              -                   -                    -                  -
  Losses/Foreclosures                                             -                   -                    -                  -
  Special Hazard Account                                          -                   -                    -                  -
                                                     --------------      --------------      ---------------      --------------
          Ending Security Balance                    $64,600,862.52      $64,735,125.91      $128,995,246.60      $90,355,699.21
                                                     ==============      ==============      ===============      ==============
Interest Distribution:
Due Certificate Holders                              $   408,136.68      $   420,154.09      $    796,737.89      $   522,307.78
Compensating Interest                                      2,124.69                  -              3,624.34              811.83

  Trustee Fee (Tx. Com. Bk.)                                 732.94              833.55             1,628.73            1,146.78
  Pool Insurance Premium (PMI Mtg. Ins.)                          -                   -                    -                  -
  Pool Insurance (GE Mort. Ins.)                          15,766.36           19,137.94                    -           14,770.51
  Pool Insurance (United Guaranty Ins.)                           -                   -                    -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                    -                   -                    -                  -
  Special Hazard Insurance (Comm. and Ind.)                3,094.64            1,994.93                    -                  -
  Bond Manager Fee (Capstead)                              1,031.55            1,048.85             1,628.73            1,337.91
  Excess Compensating Interest (Capstead)                         -            3,945.65                    -                  -
  Administrative Fee (Capstead)                            1,764.49                  -              5,429.20            2,867.10
  Administrative Fee (Other)                                      -              (11.41)                   -                  -
  Excess-Fees                                                     -                   -                    -                  -
  Special Hazard Insurance (Aetna Casualty)                       -                   -                    -                  -
                                                     --------------      --------------      ---------------      --------------
          Total fees                                      22,389.98           26,949.51             8,686.66           20,122.30
Servicing Fee                                             21,921.56           20,768.20            34,081.50           26,280.88
Interest on Accelerated Prepayments                               -                   -                    -                  -
                                                     --------------      --------------      ---------------      --------------
          Total Interest Distribution                $   454,572.91      $   467,871.80      $    843,130.39      $   569,522.79
                                                     ==============      ==============      ===============      ==============
Loan Count                                                      239                 224                  463                 358
Weighted Average Pass-Through Rate                      7.556589148            7.651951          7.371052341         6.842467082


                                  Page 1of 5

Capstead Mortgage Corporation                                     EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-MAR-97

Deal Reference                                     93-2E.A             93-2E.B               93-2F                93-2G
                                                --------------      ---------------      --------------      ----------------
Beginning Security Balance                      $59,727,889.57      $150,584,646.84      $78,985,001.00       $187,072,246.50
  Loans Repurchased                                         -                     -                  -                     -
  Scheduled Principal Distribution                  304,005.87           160,499.35           80,886.23            210,199.04
  Additional Principal Distribution                  15,503.56            32,690.76            5,480.62             76,385.01
  Liquidations Distribution                         468,378.42           694,169.72          990,196.20            858,430.81
  Accelerated Prepayments                                   -                     -                  -                     -
  Adjustments (Cash)                                        -                     -                  -                     -
  Losses/Foreclosures                                       -                     -                  -                     -
  Special Hazard Account                                    -                     -                  -                     -
                                               --------------       ---------------      --------------       ---------------
          Ending Security Balance              $58,940,001.72       $149,697,287.01      $77,908,437.95       $185,927,231.64
                                               ==============       ===============      ==============       ===============
Interest Distribution:
Due Certificate Holders                        $   332,527.23       $    894,171.30      $   496,157.83       $  1,119,199.06
Compensating Interest                                1,598.93                281.08                  -               2,417.30

  Trustee Fee (Tx. Com. Bk.)                           647.05             1,631.33              987.28              2,104.56
  Pool Insurance Premium (PMI Mtg. Ins.)            13,140.14            33,128.62           22,668.60                    -
  Pool Insurance (GE Mort. Ins.)                            -                     -                  -                     -
  Pool Insurance (United Guaranty Ins.)                     -                     -                  -                     -
  Backup for Pool Insurance (Fin. Sec. Assur.)              -                     -                  -                     -
  Special Hazard Insurance (Comm. and Ind.)                 -                     -            2,362.96                    -
  Bond Manager Fee (Capstead)                          746.60             1,882.31            1,579.70              2,338.40
  Excess Compensating Interest (Capstead)                   -                     -                  -                     -
  Administrative Fee (Capstead)                      2,115.52             5,333.42            3,430.21              7,794.98
  Administrative Fee (Other)                                -                     -                0.81                    -
  Excess-Fees                                               -                     -                  -                     -
  Special Hazard Insurance (Aetna Casualty)                 -                     -                  -                     -
                                               ---------------      ---------------      --------------       ---------------
          Total Fees                                 16,649.31            41,975.68           31,029.56             12,237.94
Servicing Fee                                        17,093.20            40,077.34           25,069.57             47,216.05
 Interest on Accelerated Prepaymet                          -                     -                  -                      -
                                               ---------------      ---------------      --------------       ---------------
          Total Interest Distribution          $    367,868.67      $    976,505.40      $   552,256.96       $  1,181,070.35
                                               ===============      ===============      ==============       ===============
Loan Count                                                 232                  505                 270                   660
Weighted Average Pass-Through Rate                 6.712967675          7.127837256            7.614115           7.194758481

                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-MAR-97

Deal Reference                                                93-2H.1             93-2H.2              93-2I             93-2I.1
                                                          --------------      --------------      --------------     --------------
Beginning Security Balance                                $69,890,694.12      $36,593,168.00      $48,110,986.99     $48,554,072.47
  Loans Repurchased                                                   -                   -                   -                   -
  Scheduled Principal Distribution                             65,431.60           38,499.33           46,462.52          44,303.67
  Additional Principal Distribution                            13,060.88            4,472.44            7,020.78           5,252.07
  Liquidations Distribution                                 1,007,537.86                  -                   -          474,379.03
  Accelerated Prepayments                                             -                   -                   -                   -
  Adjustments (Cash)                                                  -                   -            (7,704.00)                 -
  Losses/Foreclosures                                                 -                   -           426,349.02                  -
  Special Hazard Account                                              -                   -                   -                   -
                                                          --------------      --------------      --------------     --------------
             Ending Security Balance                      $68,804,663.78      $36,550,196.23      $47,638,858.67     $48,030,137.70
                                                          ==============      ==============      ==============     ==============

Interest Distribution:
Due Certificate Holders                                   $   437,686.04      $   226,592.21      $   309,640.27     $   306,368.23
Compensating Interest                                                 -                   -                   -                   -

  Trustee Fee (Tx. Com. Bk.)                                      873.63              457.39              601.38             606.91
  Pool Insurance Premium (PMI Mtg. Ins.)                              -                   -                   -                   -
  Pool Insurance (GE Mort. Ins.)                               20,547.87           10,502.28           13,679.48          14,274.90
  Pool Insurance (United Guaranty Ins.)                               -                   -             2,563.69                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                        -                   -                   -                   -
  Special Hazard Insurance (Comm. and Ind.)                           -                   -                   -                   -
  Bond Manager Fee (Capstead)                                         -               611.10                  -                   -
  Excess Compensating Interest (Capstead)                       3,083.98            1,113.27                  -            1,705.32
  Administrative Fee (Capstead)                                 2,912.11                  -               331.55           2,023.00
  Administrative Fee (Other)                                          -               346.03                  -                   -
  Excess-Fees                                                         -                   -              (162.10)                 -
  Special Hazard Insurance (Aetna Casualty)                     1,811.33            1,094.75            1,439.38           1,258.35

                                                          --------------      --------------      --------------     --------------
             Total Fees                                        29,228.92           14,124.82           18,453.38          19,868.48
 Servicing Fee                                                 21,840.84           12,116.76           15,034.61          15,173.19
 Interest on Accelerated Prepayments                                  -                   -                   -                   -
                                                          --------------      --------------      --------------     --------------
             Total Interest Distribution                  $   488,755.80      $   252,833.79      $   343,128.26     $   341,409.90
                                                          ==============      ==============      ==============     ==============
Loan Count                                                           247                 120                 186                190
Weighted Average Pass-Through Rate                           7.514923905            7.540707            7.643907        7.571803091

Capstead Mortgage Corporation                                      EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-MAR-97

Deal Reference                                              93-2I.2              1995-A              1996-A               1996-B
                                                        --------------      ---------------      --------------      ---------------
Beginning Security Balance                              $55,569,708.22      $108,527,643.48      $79,796,244.57      $173,391,099.43
  Loans Repurchased                                                 -                     -                  -                     -
  Scheduled Principal Distribution                           49,603.40            89,496.43           73,083.82           156,531.00
  Additional Principal Distribution                           3,176.70            52,238.11           27,174.57            12,717.13
  Liquidations Distribution                               1,690,140.95         3,414,688.58          471,956.84         2,552,704.79
  Accelerated Prepayments                                           -                     -                  -                     -
  Adjustments (Cash)                                                -                     -                  -                     -
  Losses/Foreclosures                                               -                     -                  -                     -
  Special Hazard Account                                            -                     -                  -                     -
                                                        --------------      ---------------      --------------      ---------------
          Ending Security Balance                       $53,826,787.17      $104,971,220.36      $79,224,029.34      $170,669,146.51
                                                        ==============      ===============      ==============      ===============
Interest Distribution:
Due Certificate Holders                                 $   347,321.51      $    676,263.09      $   502,602.95      $  1,082,912.04
Compensating Interest                                               -                     -                  -                     -
  Trustee Fee (Tx. Com. Bk.)                                    694.63               904.40              997.45             2,167.39
  Pool Insurance Premium (PMI Mtg. Ins.)                     16,036.49                    -                  -             46,858.95
  Pool Insurance (GE Mort. Ins.)                                    -             40,697.86           22,981.32                    -
  Pool Insurance (United Guaranty Ins.)                       2,563.69                    -                  -              3,994.96
  Backup for Pool Insurance (Fin. Sec. Assur.)                      -                     -                  -                     -
  Special Hazard Insurance (Comm. and Ind.)                         -                     -                  -                     -
  Bond Manager Fee (Capstead)                                       -                     -                  -                     -
  Excess Compensating Interest (Capstead)                     4,688.36             7,192.67              988.81             6,660.23
  Administrative Fee (Capstead)                               2,315.37             2,959.26            3,324.84             7,224.50
  Administrative Fee (Other)                                        -                     -                  -                     -
  Excess-Fees                                                       -                     -                  -                     -
  Special Hazard Insurance (Aetna Casualty)                   1,662.46             2,487.09            1,828.66             5,013.89
                                                        --------------      ---------------      --------------      ---------------
          Total Fees                                         27,961.00            54,241.28           30,121.08            71,919.92
Servicing Fee                                                17,365.52            33,914.93           22,333.47            50,511.38
 Interest on Accelerated Prepayments                                -                     -                  -                     -
                                                        --------------      ---------------      --------------      ---------------
          Total Interest Distribution                   $   392,648.03      $    764,419.30      $   555,057.50      $  1,205,343.34
                                                        ==============      ===============      ==============      ===============
Loan Count                                                         216                  465                 276                  569
Weighted Average Pass-Through Rate                         7.500233947          7.477502339         7.558294795          7.494585664

                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-MAR-97

Deal Reference                                     1996-C.1           1996-C.2            1996-C.3
                                                --------------      --------------      --------------

Beginning Security Balance                      $43,171,963.58      $97,240,480.56      $68,943,483.43
  Loans Repurchased                                       -                   -                   -
  Scheduled Principal Distribution                   35,606.02           85,584.37           55,434.41
  Additional Principal Distribution                   8,256.73           13,106.74           29,190.67
  Liquidations Distribution                         495,174.28        9,675,117.65        3,099,889.99
  Accelerated Prepayments                                 -                   -                   -
  Adjustments (Cash)                                      -                   -                   -
  Losses/Foreclosures                                     -                   -                   -
  Special Hazard Account                                  -                   -                   -
                                                --------------      --------------      --------------
             Ending Security Balance            $42,632,926.55      $87,466,671.80      $65,758,968.36
                                                ==============      ==============      ==============
Interest Distribution:
Due Certificate Holders                         $   273,799.57      $   606,564.05      $   431,383.50
Compensating Interest                                     -               2,525.73                 -

  Trustee Fee (Tx. Com. Bk.)                            539.65              810.34              574.54
  Pool Insurance Premium (PMI Mtg. Ins.)                  -                    -                   -
  Pool Insurance (GE Mort. Ins.)                     12,433.52                 -                   -
  Pool Insurance (United Guaranty Ins.)                   -                    -             25,681.45
  Backup for Pool Insurance (Fin. Sec. Assur.)            -                    -                   -
  Special Hazard Insurance (Comm. and Ind.)               -                    -                   -
  Bond Manager Fee (Capstead)                             -                    -                   -
  Excess Compensating Interest (Capstead)             2,265.37            1,526.91            6,107.65
  Administrative Fee (Capstead)                       2,158.60            2,025.88            2,805.37
  Administrative Fee (Other)                              -                    -                   -
  Excess-Fees                                             -                    -                   -
  Special Hazard Insurance (Aetna Casualty)             989.36                 -              1,993.61
                                                --------------      --------------      --------------
             Total Fees                              18,386.50            4,363.13           37,162.62
Servicing Fee                                        13,491.26           25,409.37           21,544.84
Interest on Accelerated Prepayments                        -                   -                   -
                                                --------------      --------------      --------------
             Total Interest Distribution        $   305,677.33      $   638,862.28      $   490,090.96
                                                ==============      ==============      ==============
Loan Count                                                 167                 365                 284
Weighted Average Pass-Through Rate                 7.610482747         7.516496543            7.508472